                                                                    EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of SEEC, Inc. (the "Company") for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002 (the "Report"), the undersigned , in the capacities and dates listed below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 14, 2002                    By:       /s/ Ravindra Koka
                                             -------------------------------
                                                     Ravindra Koka
                                             President, Chief Executive Officer
                                                     and Director


Date: August 14, 2002                    By:     /s/ Richard J. Goldbach
                                             --------------------------------
                                                   Richard J. Goldbach
                                              Treasurer and Chief Financial
                                                        Officer